First Midwest Bancorp, Inc.                                         Exhibit 10.2
Nonqualified Stock Option Gain
  Deferral Plan
Master Plan Document

================================================================================


                             Amended and Restated
                             to Reflect Amendments
                           Effective January 1, 2000

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I    GENERAL......................................................     1
      1.1    Effective Date...............................................     1
      1.2    Purpose......................................................     1
      1.3    Intent.......................................................     1

ARTICLE II   DEFINITIONS AND USAGE........................................     2
      2.1    Definitions..................................................     2
      2.2    Usage........................................................     3

ARTICLE III  ELIGIBILITY AND PARTICIPATION................................     3
      3.1    Eligibility..................................................     3
      3.2    Participation................................................     3
      3.3    Deferral Election Procedure..................................     4
      3.4    Stock-for-Stock Payment Method...............................     4
      3.5    Delivery of Stock............................................     4

ARTICLE IV   PARTICIPANT ACCOUNTS.........................................     5
      4.1    Accounts.....................................................     5
      4.2    Participant Deferrals........................................     5
      4.3    Investment Procedure.........................................     5
      4.4    Valuation of Accounts........................................     5

ARTICLE V    PAYMENT OF BENEFITS..........................................     6
      5.1    Entitlement to Benefit Payments..............................     6
      5.2    Commencement of Benefit Payments.............................     6
      5.3    Short-Term Payout............................................     7
      5.4    Unforeseeable Financial Emergencies..........................     7
      5.5    Withdrawal Election..........................................     7
      5.6    Payments in Stock............................................     8

ARTICLE VI   PAYMENT OF BENEFIT ON OR AFTER DEATH.........................     8
      6.1    Commencement of Payments After Death.........................     8
      6.2    Designation of Beneficiary...................................     8

ARTICLE VII  ADMINISTRATION...............................................     8
      7.1    General......................................................     8
      7.2    Administrative Rules.........................................     8
      7.3    Duties.......................................................     8
      7.4    Fees.........................................................     9

ARTICLE VIII CLAIMS PROCEDURE.............................................     9
      8.1    General......................................................     9
      8.2    Denials......................................................     9
      8.3    Notice.......................................................     9
      8.4    Appeals Procedure............................................    10
      8.5    Review.......................................................    10

ARTICLE IX   MISCELLANEOUS PROVISIONS.....................................    10
      9.1    Amendment....................................................    10
      9.2    Termination..................................................    10
      9.3    No Assignment................................................    10
      9.4    Incapacity...................................................    11
      9.5    Successors and Assigns.......................................    11
      9.6    Governing Law................................................    11
      9.7    No Guarantee of Employment...................................    11
      9.8    Severability.................................................    11
      9.9    Notification of Addresses....................................    11

ARTICLE X    ADOPTING EMPLOYERS...........................................    11
     10.1    Adoption of Plan.............................................    11
     10.2    Administration...............................................    11
     10.3    Company as Agent.............................................    12
     10.4    Termination..................................................    12

ARTICLE XI   TRUST........................................................    12
     11.1    Trust........................................................    12
     11.2    Contributions and Expense....................................    12
     11.3    Trustee Duties...............................................    12
     11.4    Voting Rights................................................    12
     11.5    Reversion to the Company.....................................    12

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN
                                 (As Restated)

     WHEREAS, First Midwest Bancorp, Inc. ("the Company') has heretofore established the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan, as Amended (the "Stock Plan") for its Employees; and

     WHEREAS, the Company recognizes the unique qualifications of key employees and the valuable services that they have provided; and

     WHEREAS, the Company desires to increase Company stock ownership by facilitating the deferral of gains resulting from the exercise of Company nonqualified stock Options;

     NOW, THEREFORE, the Company hereby restates the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan") as hereinafter provided:

                                   ARTICLE 1
                                    GENERAL
                                    -------

     1.1  Effective Date.  The provisions of the Plan shall be effective as of
          --------------
December 1, 1997 (the "Effective Date"). The rights, if any, of any person whose status as an Employee of the Company and its subsidiaries and affiliates, if any, has terminated shall be determined pursuant to the Plan as in effect on the date such Employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

     1.2  Purpose.  The purpose of the Plan is to increase Company stock
          -------
ownership by facilitating the deferral of gains resulting from the exercise of Company nonqualified stock Options.

     1.3  Intent.  With respect to the participation of Employees hereunder, the
          ------
Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company or an Employer solely to provide retirement income to a select group of management or highly compensated Employees as such group is described under section 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in section 401(a) of the Code, or section 3(2)(A) of ERISA. With respect to the participation in the Plan by nonemployee directors of the Company, the Plan is intended to be a plan of deferred compensation. The obligation of the Company and an Employer to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Company or an Employer that may be set aside for the payment of benefits under the Plan shall in the event of the Company's or Employer's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors and the Employer's general creditors, respectively, until such benefits are distributed in accordance with Article V herein.

                                   ARTICLE 2
                             DEFINITIONS AND USAGE
                             ---------------------

     2.1  Definitions.  Wherever used in the Plan, the following words and
          -----------
phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

          (a) "Account" means the account established on behalf of the Participant as described in Section 4.1.

          (b) "Administrator" means the person or persons described in Article VII.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

          (f) "Company" means First Midwest Bancorp, Inc. and any successor thereto.

          (g) "Effective Date" means December 1, 1997.

          (h) "Employee" means a regular salaried employee (including officers and directors who are also employees) of the Company or an Employer, or any branch or division thereof.

          (i) "Employer" means the Company and any subsidiary or affiliate of the Company that adopts the Plan for the benefit of its key Employees with the approval of the Company and in accordance with Article X.

          (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (k) "Fair Market Value" means the average of the highest and lowest prices of the Stock as reported by the consolidated tape of the NASDAQ National Market System on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

          (l) "Option" means the right to purchase Stock at a stated price for a specified period of time granted by the Company to an Employee under the Stock Plan. For purposes of the Plan, an Option shall be a "Nonstatutory (Nonqualified) Stock Option," or "NSO," as provided for under the Stock Plan.

          (m) "Participant" means an eligible Employee and any nonemployee director of the Company who is participating in the Plan in accordance with
Section 3.1.

          (n) "Plan" means the First Midwest Bancorp, Inc. Nonqualified Stock Option -Gain Deferral Plan.

          (o) "Plan Year" means the calendar year. Notwithstanding the foregoing, the initial Plan Year shall be the period beginning on the Effective Date and ending December 31, 1997.

          (p) "Profit Shares" means, (A) with respect to any exercise of an Option, the number of shares equal in value to the excess of (i) the Fair Market Value of the shares of Stock purchased on Option exercise over (ii) the exercise price of the shares of Stock purchased, divided by the Fair Market Value of one share of Stock, and (B) with respect to any Stock Award, the number of shares payable upon the vesting of such Award For purposes of this definition, Fair Market Value shall be determined as of the date of Option exercise.

          (q) "Stock" means the common stock, $0.01 par value per share, of the Company.

          (r) "Stock Award" means any award under the Stock Plan, other than an Option, which is payable in Stock, including, but not limited to, restricted stock or performance share awards.

          (s) "Stock Plan" means the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan as Amended, and any other similar or successor plan established by the Company and under which Employees have been granted nonqualified stock options.

          (t) "Valuation Date" means the last business day of each Plan Year and such other dates as determined from time to time by the Administrator.

     2.2  Usage.  Except where otherwise indicated by the context, any masculine
          -----
terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                   ARTICLE 3
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     3.1  Eligibility.  The Committee shall designate from time to time those
          -----------
Employees who shall participate in the Plan; provided, however, that such
                                             --------  -------
Employees are members of a select group of management or highly compensated Employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor. In addition, each nonemployee director of the Company shall also be entitled to participate in the Plan.

     3.2  Participation.  An Employee shall commence participation in the Plan
          -------------
as of the date designated by the Committee. A nonemployee director shall commence participation in the Plan as of the later of the Effective Date or the date service as a nonemployee director commences. The participation of any Participant may be suspended or terminated by the Committee at any time, but no such suspension or termination shall operate to reduce the balance of the Account of the Participant as of the Valuation Date that precedes or coincides with the date of such suspension or termination without such Participant's consent. An Employee or nonemployee director shall cease to be a Participant when he terminates employment and service as a director with the Company and all Employers and the balance in his Account is distributed to him or on his behalf.

     3.3  Deferral Election Procedure.
          ---------------------------

               (i) Each Participant may execute one or more Deferral Election Forms as set out in Appendix A. Each Deferral Election Form shall be treated in accordance with Section 4.2. In order to be effective with respect to the exercise of any Option or payment of any Stock Award, a Deferral Election Form must be executed by the Participant: (i) in a calendar year preceding the exercise of such Options or vesting of the Stock Award; and (ii) at least six months prior to the exercise of such Options or vesting of the Stock Award; provided, however, that a Deferral Election Form executed by a Participant during the first 30 days following the later of the Effective Date of the Plan or the participation commencement date designated by the Committee pursuant to Section 3.2 for such Participant, shall be effective with respect to the exercise of Options or vesting of the Stock Award after the date of such Deferral Election Form without regard to clauses (i) and (ii).

               (ii) An Agreement shall be effective no earlier than the date on which it is delivered to the Administrator and shall continue in effect for all succeeding Plan Years unless otherwise superseded by a subsequent Deferral Election Form (or Deferral Revocation Form).

     3.4  Stock-for-Stock Payment Method for Options.  If a Participant has
          ------------------------------------------
executed a Deferral Election Form, and such Deferral Election Form is effective under the terms of the Plan with respect to the Option being exercised, then the Option price shall be payable to the Company in full solely by tendering shares of Stock, which have been held for at least six months prior to the date of the exercise of the Option, having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership). Shares of Stock tendered or deemed tendered shall, for purposes of the six month holding rule, be deemed to be newly-held following use to exercise the Option and thus cannot be used for a subsequent exercise until six months have elapsed.

     3.5  Delivery of Stock.  As soon as practicable after (a) receipt of the
          -----------------
tendered Stock or the affirmation of ownership of Stock pursuant to Section 3.4 above, or (b) vesting of the Stock Award, the Company shall deliver to the Trustee, as named pursuant to Article XI of the Plan, a certificate or certificates representing the Profit Shares generated with respect to the exercise of any such Option or vesting of the Stock Award.

                                   ARTICLE 4
                             PARTICIPANT ACCOUNTS
                             --------------------

     4.1  Accounts.  The Administrator shall establish and maintain, pursuant to
          --------
the terms of the Plan, one or more Accounts for each Participant consisting of amounts credited to such Account pursuant to Section 4.2 below. All amounts which are credited to a Participant's Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Company subject to the claims of the Company's general creditors. A Participant shall not have any interest or right in or to such Account at any time.

     4.2  Participant Deferrals.  The Administrator shall credit to a
          ---------------------
Participant's Account for a Plan Year the amount of Profit Shares resulting from the exercise of an Option or Options or vesting of Stock Awards for which a valid Deferral Election Form is in effect. In order for a Deferral Election Form to be valid with respect to the exercise of an Option: (a) the Deferral Election Form must have been timely executed in accordance with Section 3.5; and
(b) with respect to an Option, (i) the exercise complies with all of the applicable terms of the Option and of the Stock Plan; and (ii) the Option price is satisfied by a tender of Stock as described in Section 3.4.

     4.3  Investment Procedure.  A Participant's Account shall be deemed
          --------------------
invested in Stock of the Company. Any dividends deemed paid on Stock shall be deemed to be reinvested in Stock. In the event of a change in the Stock of the type that results in an adjustment to the Stock pursuant to adjustment provisions set forth in the Stock Plan, then the Participant's Account shall be deemed invested in Stock as so adjusted; provided, however, to the extent that the adjustment results in a deemed investment in cash and stock, such cash shall be deemed reinvested in Stock (as adjusted); provided, further, that if such adjustment results in the deemed investment of the Account entirely in cash, then such cash shall be deemed invested in an interest-bearing account and credited with interest quarterly at an annual rate equal to the prime rate as published in The Wall Street Journal at the beginning of such quarterly period
             -----------------------
plus 2%, or such other investments as the Committee may permit the Participants to recommend to the trustee of the Trust established pursuant to Article XI below.

     4.4  Valuation of Accounts.  The value of a Participant's Account shall be
          ---------------------
determined from time to time by the Administrator in the following manner:

               (i) The income and expense, gains, and losses, both realized and unrealized, from such deemed investments as are required under Section 4.3 shall be determined by the Administrator. The amount so determined shall be allocated to the Account of a Participant proportionately in accordance with the procedures established by the Administrator.

               (ii) Each Participant's Account shall be valued as of the Valuation Date of each Plan Year or more frequently as determined in the sole discretion of the Administrator, and shall again be valued as of the date that a Participant receives a payment under the Plan, in accordance with the procedures established by the Administrator.

               (iii) A Participant's Account shall be reduced by the amount of any benefits distributed to or on behalf of the Participant pursuant to
     Article V.

               (iv) All allocations to and deductions from a Participant's Account under this Section 4.4 shall be deemed to have been made on the applicable Valuation Date in the order of priority set forth in this
     Section 4.4, even though actually determined at a later date.

                                   ARTICLE 5
                              PAYMENT OF BENEFITS
                              -------------------

     5.1  Entitlement to Benefit Payments.  Upon a Participant's separation from
          -------------------------------
service as an Employee or nonemployee director, as applicable, from the Company and all Employers, the Participant shall be entitled to his Account Balance payable by the Company or by his Employer at the time and in the manner determined in accordance with Section 5.2. Notwithstanding the foregoing, if a Participant's separation from service is the result of termination "for cause," no benefits shall be payable to the Participant under the Plan and his Account balance shall be zero. A Participant shall be deemed to have been terminated "for cause" if his employment or service as a director is terminated voluntarily or involuntarily as a result of the Participant's fraud, misappropriation or embezzlement of Company or Employer funds or property. The Committee shall determine whether a Participant's separation from service is "for cause."

     5.2  Commencement of Benefit Payments.  In connection with commencement of
          --------------------------------
participation in the Plan, a Participant shall elect on an election form to receive payment of the Account Balance in a lump sum or in annual or quarterly installments over a period of up to fifteen years. The Participant may annually change the election to an allowable alternative payout period by submitting a new election form to the Committee, provided that any such election form is submitted during a calendar year preceding and at least six months prior to the Participant's separation from service and is accepted by the Committee in its sole discretion; provided, however, that such advance filing period shall not apply to an election form submitted prior to a Change in Control (as defined in the Stock Plan) which is applicable to a separation from service which occurs on or after the date of such Change in Control. The election form most recently accepted by the Committee shall govern the payout of the Account Balance. If a Participant does not make any election with respect to the payment of the Participant's Account Balance, then such benefit shall be payable in five annual installments. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the last day of the calendar quarter in which the Participant experiences the separation from service; provided, however, the Participant may elect to have the payment commencement date delayed for up to five (5) years from the separation date by submitting an election form to that effect which is accepted by the Committee at least six months prior to the separation date; provided, further, if the Participant's Account Balance is less than $25,000 at the time of separation from service, payment of the Account Balance will be made in a lump sum no later than 30 days after the last day of the calendar quarter in which the separation from service occurs. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish the commencement date for the payment of benefits, the deductibility of which may be limited by Code Section 162(m), as the earliest practicable date upon which such limitations would not apply.

     5.3  Short-Term Payout.  In connection with a Deferral Election, a
          -----------------
Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to the amounts covered by such Deferral Election. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the Profit Shares covered by the particular Deferral Election plus additional shares credited in the manner provided in Section 4.2 above on that amount, determined at the time that the Short-Term Payout becomes payable. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any Plan year designed by the Participant that is at least three Plan Years after the Plan Year in which the Profit Shares were actually deferred. Notwithstanding the foregoing, the Committee, in its sole discretion may delay the payment of any Short-Term Payment, the deductibility of which may be limited by Code
Section 162(m), to this earliest practicable date upon which such limitations would not apply.

     5.4  Unforeseeable Financial Emergencies.  If the Participant experiences
          -----------------------------------
an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any Deferral Election made by a Participant and/or (ii) receive a partial or full payout of the Participant's Account Balance from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. For purposes of this Section 5.4, "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant in which distribution is necessary to preserve the value of the benefits of this Plan to the Participant, all as determined in the sole discretion of the Committee.

     5.5  Withdrawal Election.  A Participant (or, after a Participant's death,
          -------------------
his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after death or separation from service and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's right to voluntarily submit Deferral Elections under the Plan shall terminate and the Participant shall not be eligible to make any Deferral Election for the remainder of the Plan Year of the Withdrawal Election and the next Plan Year. Notwithstanding the foregoing, the Committee, in its sole discretion may delay the payment of any Withdrawal Amount, the deductibility of which may be limited by Code Section 162(m), to this earliest practicable date upon which such limitations would not apply.

     5.6  Payments in Stock.  Unless a Participant's Account Balance has been
          -----------------
deemed invested in cash pursuant to an adjustment described in Section 4.2 above, all payments with respect to such Account Balance shall be made in shares of Stock (as such Stock may be adjusted in accordance with Section 4.2).

                                   ARTICLE 6
                     PAYMENT OF BENEFIT ON OR AFTER DEATH
                     ------------------------------------

     6.1  Commencement of Payments After Death.  If a Participant dies before
          ------------------------------------
receiving his entire Account Balance, the remainder of the Account otherwise payable with respect to the Participant shall be paid to the Participant's beneficiary or beneficiaries as a single lump-sum amount within ninety (90) days following the date on which the Administrator is notified of the Participant's death.

     6.2  Designation of Beneficiary.  A Participant may, by executing a
          --------------------------
Beneficiary Designation Form (see Appendix A) during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive his Account balance which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

               (i)   to the Participant's surviving spouse; or if none,

               (ii)  to the Participant's children, per stirpes; or if none,
                                                    --- -------

               (iii) to the Participant's estate.

                                   ARTICLE 7
                                ADMINISTRATION
                                --------------

     7.1  General.  The Administrator shall be the Committee, or such other
          -------
person or persons as designated by the Board or the Committee. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

     7.2  Administrative Rules.  The Administrator may adopt such rules of
          --------------------
procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

     7.3  Duties.  The Administrator shall have the following rights, powers and
          ------
duties:

               (i) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

               (ii) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of Employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

               (iii) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants.

               (iv) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

               (v) The Administrator shall periodically report to the Committee with respect to the status of the Plan.

     7.4  Fees.  No fee or compensation shall be paid to any person for services
          ----
as the Administrator.

                                   ARTICLE 8
                               CLAIMS PROCEDURE
                               ----------------

     8.1  General.  Any claim for benefits under the Plan shall be filed by the
          -------
Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator.

     8.2  Denials.  If a claim for benefits under the Plan is wholly or
          -------
partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

     8.3  Notice.  Any claimant who is denied a claim for benefits shall be
          ------
furnished written notice setting forth:

               (i)  the specific reason or reasons for the denial;

               (ii) specific reference to the pertinent provision of the Plan upon which the denial is based;

               (iii) a description of any additional material or information necessary for the claimant to perfect the claim; and

               (iv) an explanation of the claim review procedure under the Plan.

     8.4  Appeals Procedure.  In order that a claimant may appeal a denial of a
          -----------------
claim, the claimant or the claimant's duly authorized representative may:

               (i) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

               (ii)  review pertinent documents; and

               (iii) submit issues and comments in writing.

     8.5  Review.  A decision on review of a denied claim shall be made not
          ------
later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                   ARTICLE 9
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     9.1  Amendment.  The Company reserves the right to amend the Plan in any
          ---------
manner that it deems advisable by a resolution of the Board or the Committee.
No amendment shall, without the Participant's written consent, affect the amount of the Participant's Account balance at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Account balance. Notwithstanding the foregoing, following a Change in Control (as defined in the Stock Plan), no amendment or termination of the Plan shall, without the Participant's written consent, have an adverse effect on the computation or amount or entitlement to benefits of such Participant, including, but not limited to the time or manner of the payment of the Account. For purposes hereof, an "adverse effect" shall include, but not be limited to, any acceleration of the payment of the Account.

     9.2  Termination.  The Company reserves the right to terminate the Plan at
          -----------
any time. No termination shall, without the Participant's written consent, affect the amount of the Participant's Account balance prior to the termination or the right of the Participant to receive a distribution of his Account balance.

     9.3  No Assignment.  The Participant shall not have the power to pledge,
          -------------
transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     9.4  Incapacity.  If any person to whom a benefit is payable under the Plan
          ----------
is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Company, each Employer, the Committee and the Administrator.

     9.5  Successors and Assigns.  The provisions of the Plan are binding upon
          ----------------------
and inure to the benefit of the Company, each Employer, its respective successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

     9.6  Governing Law.  The Plan shall be subject to and construed in
          -------------
accordance with the laws of Illinois to the extent not pre-empted by the provisions of ERISA.

     9.7  No Guarantee of Employment.  Nothing contained in the Plan shall be
          --------------------------
construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of any Employer or any equity or other interest in the assets, business or affairs of any Employer. No Participant hereunder shall have a security interest in the assets of any Employer used to make contributions or pay benefits.

     9.8  Severability.  If any provision of the Plan shall be held illegal or
          ------------
invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     9.9  Notification of Addresses.  Each Participant and each beneficiary
          -------------------------
shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's or Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company or an Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

                                  ARTICLE 10
                              ADOPTING EMPLOYERS
                              ------------------

     10.1 Adoption of Plan.  The Plan may be adopted by any subsidiary or
          ----------------
affiliate of the Company for the benefit of any Employee designated by the Committee to participate herein. Such adoption shall be by resolution of the adopting Employer's governing body, a copy of which shall be filed with the Company.

     10.2 Administration.  As a condition to participating in the Plan, each
          --------------
adopting Employer shall be deemed to have authorized the Committee and the Administrator (if different from the Committee) to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Administrator.

     10.3 Company as Agent.  Each adopting Employer hereby irrevocably grants
          ----------------
the Company full and exclusive power to exercise, enforce or waive any right which such Employer might otherwise have under the terms of the Plan, and each adopting Employer irrevocably appoints the Company as its agent for such purpose.

     10.4 Termination.  If authorized by the Company, each adopting Employer
          -----------
may, upon written notice to the Company, cease to participate in the Plan with respect to its Employees by resolution of its governing body.

                                  ARTICLE 11
                                     TRUST
                                     -----

     11.1 Trust.  A Trust has been established under the Plan by the execution
          -----
of a separate trust agreement entitled the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Trust with one or more trustees. The Trust is intended to be maintained as a "grantor trust", under section 677 of the Code, for which the Company is the grantor. The assets of the Trust will be held, invested and disposed of by the trustee, in accordance with the terms of the Trust, for the exclusive purpose of providing Plan benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of each Trust shall at all times be subject to the claims of the grantor's general creditors in the event of the grantor's insolvency or bankruptcy.

     11.2 Contributions and Expense.  The Company, in its sole discretion, and
          -------------------------
from time to time, may make contributions to the Trust. All benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Company, shall be paid from the Trust.

     11.3 Trustee Duties.  The powers, duties and responsibilities of the
          --------------
trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers or duties responsibilities upon the trustee.

     11.4 Voting Rights.  Each Participant (or, in the event of his death, his
          -------------
beneficiary) shall have the right to direct the Trustee as to the manner in which whole and partial shares of Stock allocated to his Account as of the record date are to be voted on each matter brought before an annual or special stockholders' meeting. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Stock allocated to such Participant's Account, and the Trustee shall have no discretion in such matter. The directions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of any Employer. The Trustee shall vote allocated shares for which it has not received direction in the same proportion as directed shares are voted, and shall have no discretion in such matter. Additionally, in the event a tender offer is extended with respect to the Stock, each Participant shall have the identical rights to direct the voting of the shares allocated to his Account as detailed in the preceding sentences of this Section 11.4.

     11.5 Reversion to the Company.  The Company shall not have any beneficial
          ------------------------
interest in the Trust and no part of the Trust shall ever revert or be repaid to the Company prior to the payment of all Plan benefits to Participants, except with respect to amounts allocable to forfeited benefits (including without limitation, any amounts forfeited on account of a termination "for cause") and as otherwise reasonably determined by the Committee not to be necessary to pay benefits to Participants.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this restated Plan to be executed by its duly authorized officer effective as of the 1st day of January, 2000.

ATTEST/WITNESS:                         FIRST MIDWEST BANCORP, INC.

James M. Roolf                          By: Donald J. Swistowicz
--------------------------------------     -------------------------------------

Corporate Secretary                     Executive V.P. Chief Financial Officer
--------------------------------------  ----------------------------------------


/s/ James M. Roolf                      /s/ Donald J. Swistowicz
--------------------------------------  ----------------------------------------

Date: December 14, 1999                 Date: December 14, 1999
     ---------------------------------       -----------------------------------

[LOGO]                    First Midwest Bancorp, Inc.



                           NONQUALIFIED STOCK OPTION

                              GAIN DEFERRAL PLAN

                                   * * * * *

                              SUMMARY DESCRIPTION


                                For Plan Years
                             Beginning On Or After

                                January 1, 2000




THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THE DATE OF THIS SUMMARY DESCRIPTION IS DECEMBER 10, 1999.

                          FIRST MIDWEST BANCORP, INC.

                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

                              Summary Description

                               Table of Contents
                               -----------------

                                                                                  Page
                                                                                  ----
Introduction......................................................................   1
Purpose of the Gain Deferral Plan.................................................   1
Eligibility for Participation.....................................................   1
Election to Participate...........................................................   1
Payment of the Option Exercise Price..............................................   2
Investment of Deferred Gains......................................................   2
Maintenance of Participant Account Balances.......................................   2
Distributions from the Gain Deferral Plan.........................................   2
Taxability of Deferred Gains and Distributions....................................   3
Voting Rights.....................................................................   3
Risks of Participation............................................................   4
Other Information.................................................................   4
Available Information.............................................................   5
Resale of Shares..................................................................   5
Exhibit A Deferral Election Form..................................................   6
Exhibit B Deferral Election Revocation Form.......................................   7
Exhibit C Notice of Intention to Exercise Form/Aggregate Exercise Price
          Computational Worksheet/Computation of Tax Withholding..................   8
Exhibit D Election Form of Benefit Distribution/Request for Changes in Form of
          Benefit Distribution....................................................  11
Exhibit E Designation of Beneficiary..............................................  13

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN
                              Summary Description
                                January 1, 2000

INTRODUCTION
------------

The purpose of this Summary Description is to provide general information about the Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"). A complete copy of the Gain Deferral Plan, as well as additional information about First Midwest and the Common Stock issuable thereunder, is available upon request.

The Gain Deferral Plan provides that the Compensation Committee (the "Committee") of the Board of Directors of First Midwest Bancorp, Inc. ("First Midwest" or the "Company") is responsible for the administration of the Gain Deferral Plan. The Committee is authorized to interpret the Gain Deferral Plan, to prescribe and modify its rules and procedures, and to make all other determinations necessary in its administration.

PURPOSE OF THE GAIN DEFERRAL PLAN
---------------------------------

The purpose of the Gain Deferral Plan is to further stock ownership of certain key executives and directors of First Midwest by facilitating deferral of gains resulting from the exercise of First Midwest Nonqualified Stock Options ("options").

The Gain Deferral Plan permits the deferral of gains realized as a result of the exercise of options granted pursuant to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan, as Amended (the "1989 Plan") and the Non-Employee Directors' 1997 Stock Option Plan ("Directors' Plan"). In order to defer receipt of gains resulting from such exercises, participants must make appropriate elections and must exercise their options only through the exchange of First Midwest Common Stock held for six months or more prior to the exercise date. Deferred gains can only be invested in First Midwest Common Stock; dividends earned on such Common Stock purchased with deferred gains can likewise only be reinvested.

ELIGIBILITY FOR PARTICIPATION
-----------------------------

The Gain Deferral Plan is structured as a "Nonqualified Plan" under applicable IRS and Department of Labor ("DOL") guidelines. As such, eligibility for participation by employees must be monitored closely to ensure that the Gain Deferral Plan maintains compliance with these rules, regulations and limitations and is not disqualified. Accordingly, eligibility for participation in the Gain Deferral Plan will be determined by the Committee based upon the compensation guidelines of the IRS and DOL.

Additionally, the ability to defer gains from option exercises is further restricted to participants who own 500 or more shares of First Midwest Common Stock in their own name, in joint tenancy with their spouse or in an alternative ownership form whereby the participant has sole voting and investment power (such as a Trust).

ELECTION TO PARTICIPATE
-----------------------

In order to begin participation in the Gain Deferral Plan, a participant must execute a Deferral Election Form. A participant may execute such form within 30 days following the participant's commencement date as determined by the Committee. The deferral election will apply to all options exercised under the 1989 Plan and the Directors' Plan where First Midwest Common Stock is used as the sole payment of the exercise price. If a participant does not execute a form within 30 days following the effective date of his/her participation, the deferral election will become effective only for options exercised in the calendar year following, and at least six months after, the execution date of the form. For example, if a participant (who did not execute a form in the 30 day period described above) executes a form on November 1, 1999, then May 1, 2000 is the first date on which gains can be deferred from the exercise of options under the Gain Deferral Plan.

A participant may execute additional forms, or a Deferral Election Revocation Form, with each subsequent form superseding all prior forms in accordance with the timing provisions contained in the Gain Deferral Plan.

If a participant executes a Deferral Election Form, it will apply to all option exercises that utilize First Midwest Common Stock as consideration until revoked. However, the participant may still exercise options using cash as consideration (or in cashless exercises) to the maximum extent allowed by the 1989 Plan or the Directors' Plan.

The Deferral Election Form and the Deferral Election Revocation Form are attached to this Summary Description as Exhibit A and B, respectively.

PAYMENT OF THE OPTION EXERCISE PRICE
------------------------------------

Under the Gain Deferral Plan, the option exercise price will be payable in full to First Midwest solely by tendering shares of First Midwest Common Stock which have been held for at least six months or more prior to the date of the option exercise. Such shares must be registered only in the name of the participant, in joint tenancy with the participant's spouse or in an alternative ownership form wherein the participant maintains sole voting and investment power (such as a Trust). Shares tendered will be considered as newly held for purposes of the six month holding rule and may not be used for a subsequent option exercise for at least six months.

The participant must use the Notice of Intention to Exercise Nonqualified Stock Options With Gain Deferral, which is attached to this Summary Description as Exhibit C.

INVESTMENT OF DEFERRED GAINS
----------------------------

Upon the exercise of options under the Gain Deferral Plan, the participant will be required to pay, in cash, FICA and Medicare taxes at the time of exercise.
                    --------
However, participants who are Directors will not be required to make such
payment because no such taxes are due on Director compensation.   No Federal or
State income tax withholding will be required at the time of exercise. After such taxes are paid, First Midwest will deposit certificates of First Midwest Common Stock representing the gain realized from the exercise in a Grantor Trust (as further described below). Each participant's shares will be maintained in an individual account. All dividends received on such shares will be reinvested in additional shares of First Midwest Common Stock.

MAINTENANCE OF PARTICIPANT ACCOUNT BALANCES
-------------------------------------------

Since the Gain Deferral Plan is not an ERISA-Qualified Plan, it does not carry the same protections under ERISA as do such plans.

Nonetheless, in order to facilitate the administration of participant balances, First Midwest has established a Grantor Trust through a third party trustee (not First Midwest). Although the Gain Deferral Plan participants will continue to be unsecured creditors of First Midwest under the Grantor Trust (as is required by Internal Revenue Code rules to preserve the non taxability of funds to the participants until distribution) the Trust provides a vehicle for the direct distribution of participant balances by the Trustee when such amounts become payable.

DISTRIBUTIONS FROM THE GAIN DEFERRAL PLAN
-----------------------------------------

Distributions of account balances under the Gain Deferral Plan are payable upon termination, disability, retirement or death (a "distribution event"). The definition of disability for the Gain Deferral Plan will be the same as the definition of disability in the Group Long Term Disability Plan.

All Plan account balances due to be distributed with a value of $25,000 or less will be distributed on the first distribution date. Distributions with a value in excess of $25,000 will be distributed in accordance with the participant's election. The first distribution will be made in the first 30 days of the calender quarter following the distribution event.

Due to certain accounting restrictions placed on the Gain Deferral Plan, all distributions from the Gain Deferral Plan will be made in the form of First Midwest's stock and will not be made in cash.

A participant will be asked to make a distribution election upon admittance to the Gain Deferral Plan. Distributions are currently allowed in a lump-sum (in the form of First Midwest Common Stock) or in annual or quarterly installments (of First Midwest Common Stock) of up to 15 years. Additionally, a participant can elect to defer the receipt of distributions from the Gain Deferral Plan (whether such distributions are in a lump-sum or in installments) for up to 5 years. For example, a participant may elect to receive his/her first annual or quarterly distribution under the Gain Deferral Plan for 3 years from the date of retirement or termination. After the 3 year period has expired, annual or quarterly distributions will begin within 30 days after the end of the quarter that is three years from the date of the distribution event.

A distribution can be changed, but only for a distribution event which occurs both during the calendar year following the year in which the election is
----
changed, and 6 months prior to the distribution event.   For example, if a
         ---
participant originally elects a distribution of 5 annual installments and on November 1, 1999 changes that election to 10 annual installments, the change in distribution election to 10 years would only be applicable for distribution events after May 1, 2000 (the calendar year following, and 6 months after, the date on which the change was made). These waiting periods will not apply to a change which is made prior to a change-in-control of First Midwest as defined in the 1989 Plan, and which is applicable to a distribution event which occurs on or after a change-in-control. However, this exception is subject to approval by the Committee of First Midwest Bancorp, Inc. as further discussed in the Plan Document.

If, for any reason, a participant does not elect a form of distribution, the default option for distributions to that participant will be 5 annual installments.

To provide maximum flexibility, the Gain Deferral Plan also permits certain short-term payouts and a withdrawal election. The short-term payouts provide participants with access to all or a portion of a specifically identified stock
                                                  -----------------------------
option gain deferral amount, plus dividends, payable to the participant in 3
---------------------------
years or more after the end of the gain deferral plan year in which the short-term payout election is made. Short-term payouts are only made in lump-sums. The withdrawal election feature permits a participant to withdraw his/her entire account balance at any time (during employment with First Midwest or after termination of employment), less a 10% withdrawal penalty and forfeiture of participation in the Gain Deferral Plan for one full plan year (if still employed or serving as a Director of First Midwest).

The Election of Form of Distribution Form and the Request for Change in Election of Form of Distribution Form are attached to this Summary Description as Exhibit D (2 pages).

TAXABILITY OF DEFERRED GAINS AND DISTRIBUTIONS
----------------------------------------------

Since director compensation is not subject to FICA and Medicare taxes, no FICA or Medicare tax will be applied to deferred gain upon the exercise of Directors' Plan options. Distributions to directors from the Gain Deferral Plan are taxed as ordinary income in the year received as Form 1099 income based upon the distribution election selected by the recipient. Furthermore, since Federal and State income tax withholding does not apply to director compensation, no such withholding tax will be deducted by First Midwest. Directors' should consult their tax advisors for guidance regarding estimated income tax payments that may be advisable after receiving gain deferral plan distributions.

FICA tax will be applied to deferred gains upon the exercise of 1989 Plan stock options by employees up to the maximum FICA limit for each year. Once a participant reaches the maximum FICA limit for the year (based upon total compensation for that year, not just deferred gains) no further FICA taxes will be due. Medicare tax will be applied to all deferred gains at the time of exercise on an unlimited basis as required by law. No Federal or State income tax withholding will be assessed to the gain at the time of exercise. Due to IRS restrictions, FICA and Medicare taxes must be paid in cash.

Distributions from the Gain Deferral Plan are taxed to non-Director participants in the year received as W-2 income based upon the distribution election selected by the participant. At the time of distribution, all such amounts will be subject to Federal and State income tax withholding, but not to FICA or Medicare tax.

All distributions from the Gain Deferral Plan are taxed as ordinary income equal to the value of the stock at the time it is distributed. Such value will be the recipient's tax basis in the stock for purposes of computing taxable gain or loss when the stock is subsequently sold.

VOTING RIGHTS
-------------

Each participant in the Gain Deferral Plan will have the right to instruct the Trustee of the Grantor Trust as to the manner in which all shares of Common Stock allocated to such participant's account shall be voted on each matter brought before an annual or special stockholders' meeting. The Trustee shall have no discretion in determining the manner of voting such shares. Additionally, in the event of a tender offer, each participant shall have the right to direct the Trustee to tender or not to tender shares of Common Stock allocated to such participant's account.

RISKS OF PARTICIPATION
----------------------

Participants should be aware that certain risks are associated with participation in the Gain Deferral Plan. Some of these risks are greater than the risks associated with participation in an other First Midwest benefit and retirement plans.

Because the Gain Deferral Plan is a Nonqualified Plan, the participant will be an unsecured creditor of First Midwest with respect to all amounts comprising such participant's account balance. As an unsecured general creditor, the participant's benefits are at risk in the unlikely event that First Midwest becomes insolvent or is declared bankrupt.

Although the participants may realize substantial current tax benefits from the deferral of gains from the exercise of options, the ultimate distribution of such gains will represent ordinary income and may be taxed at rates higher than long-term capital gain rates. The participant should consider, when deciding to participate in the Gain Deferral Plan, whether to exercise options on a taxable basis and hold the underlying Common Stock to take advantage of long-term capital gain tax rates.

The Gain Deferral Plan may only hold First Midwest Common Stock as an investment under current accounting rules. Accordingly, each participant should consider whether the investment represented by his/her account balance in the Gain Deferral Plan, together with such participant's other investments in First Midwest Common Stock, represents an appropriate allocation of the participant's total assets.

OTHER INFORMATION
-----------------

1.   Unsecured General Creditor - Each participant is an unsecured creditor of
     --------------------------
     First Midwest with respect to such participant's account balances. The unsecured status is necessary to protect the account balances from being taxed currently.

2.   Plan Documents Governs the Gain Deferral Plan - This Summary Description
     ---------------------------------------------
     has been prepared to provide a better understanding of the benefits and features of the Gain Deferral Plan. The participant's benefits and rights under the Gain Deferral Plan are at all times governed by the text of the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan document. Such document is in no way altered or modified by the contents of this Summary Description.

3.   Amendment or Termination of the Gain Deferral Plan; Effect of Change-in-
     -----------------------------------------------------------------------
     Control - First Midwest reserves the right to amend or terminate the Gain
     -------
     Deferral Plan, in whole or in part, at any time its sole discretion. No amendment or termination of the Gain Deferral Plan can eliminate benefits accrued to the date of such amendment or termination. Following a change-in-control, amendments or termination which would adversely affect the amount of, or entitlement to, benefits of a participant or beneficiary may not be made unless the participant or beneficiary consents in writing.

4.   Not an Employment Contract - The Gain Deferral Plan does not constitute a
     --------------------------
     contract of employment between the participants and First Midwest.

5.   Plan Administration - Discretion with respect to the determination of
     -------------------
     benefits under the Gain Deferral Plan will be reserved to the Committee. Day to day administration will be delegated to the First Midwest Retirement and Benefit Plan Administration Committee.

6.   Consult Your Financial and Tax Advisor - Although the Gain Deferral Plan is
     --------------------------------------
     intended to enable participants to obtain the benefits of a tax deferred account and earnings credited thereto, no assurance can be given as to the actual after-tax benefit that may be achieved. Accordingly, each participant should consult a personal tax and financial advisor for detailed information and guidance regarding participation in the Gain Deferral Plan.

AVAILABLE INFORMATION
---------------------

The Company has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Securities Act") with respect to the shares of Common Stock which may be issued under the 1989 Plan and Directors' Plan and deferred under the Gain Deferral Plan. Pursuant to the rules of the SEC, this Summary Description does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is made.

The Company will provide, without charge, to each person to whom this Summary Description is delivered, upon written or oral request of such person, a copy of any and all of the following documents which have been incorporated by reference into the Registration Statement.

     .    The Company's latest Annual Report on Form 10-K filed with the SEC.

     . All quarterly and other reports filed by the Company with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

     . The description of the Company's Company Stock and its Preferred Share Purchase Rights contained in applicable registration statements and other reports filed by the Company with the SEC under Section 12 of the Exchange Act.

In addition, a copy of First Midwest's most recent Annual Report to Shareholders accompanies this Summary Description or has been furnished previously. The Company will provide to each employee who has received this Summary Description copies of all reports, proxy statements and other communications distributed by the Company to its stockholders generally. In the event a recipient of this Summary Description misplaces any such documents, another will be furnished, without charge, upon written request.

Requests for copies of any of the documents referred to above, or any questions regarding the Gain Deferral Plan or its administration, should be directed to the office of the Corporate Controller, First Midwest Bancorp, Inc. 300 Park Blvd., Suite 405, Itasca, IL 60143 (telephone (630) 875-7459).

RESALE OF SHARES
----------------

None of the 1989 Plan, the Directors' Plan or the Gain Deferral Plan (the "Plans") apply any specific restrictions on the resale of shares of Common Stock issued to recipients under the Gain Deferral Plan. However, the Securities Act and Exchange Act may impose certain limitations on such resale.

Under the Securities Act, all directors and certain policy-making executive officers of the Company and certain of its subsidiaries may be deemed to be "affiliates" of the Company for purposes of the Securities Act. Because such affiliates are so closely identified with the Company, sales of Common Stock by such persons may be deemed to be sales of Common Stock by the Company. Rule 144, promulgated under the Securities Act, sets forth a "safe harbor" procedures for affiliates to sell shares yet not have the sale be deemed a distribution of Common Stock on behalf of the Company. Rule 144 restricts the number of shares of Common Stock which may be sold by an affiliate during any 90-day period, designates a manner of sale and requires the filing of a notice of proposed sale with the SEC. Executive officers of the Company who are considered "affiliates" of the Company for purposes of the Securities Act include the Chairman, President and any Executive Vice President of the Company. Any affiliates of the Company should consult with a qualified legal advisor regarding his or her own situation before making any resales of Common Stock issued pursuant to the Plan.

Section 16(b) of the Exchange Act provides that, in certain circumstances, the profit realized by an affiliate of the Company on the purchase and sale, or sale and purchase, of Common Stock within a six-month time frame, is recoverable by the Company from the affiliate if it is a prohibited "short-swing profit". Accordingly, employees of the Company or its subsidiaries who are considered affiliates (as described in the preceding paragraph) should review the implications of the "short-swing profit" prohibitions prior to exercising any options or prior to disposing of any shares of Common Stock purchased or otherwise received under the Plans. General information about the applicability of Section 16(b) and the rules promulgated thereunder to the options granted under the 1989 Plan and Directors' Plan is included in the applicable Appendix or Summary Description describing such awards.

                                   Exhibit A

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

                            DEFERRAL ELECTION FORM
                            ----------------------

To:  Office of the Corporate Controller of First Midwest Bancorp, Inc:

This Deferral Election Form sets forth my election to defer, as specified below, the Profit Shares (defined below) receivable upon stock Option exercises using the stock-for-stock method of payment under the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"), subject to the terms, definition of terms, and conditions of the Gain Deferral Plan which are incorporated herein by reference.

I understand that, in order to be effective with respect to the exercise of any Option, this Deferral Election Form must be executed in a calendar year preceding, and at least six months prior to, the exercise of such Options, except that if this Deferral Election Form is executed within 30 days following the inception of the Gain Deferral Plan or, if later, the date I was first designated as eligible to participate in the Gain Deferral Plan, then this Deferral Election Form will be effective for all Options exercised after the date on which this Deferral Election Form is executed. Furthermore, I understand that this Form supersedes, as of its earliest effective date under the preceding sentence, the Deferral Election Form that I have previously executed, if any.

I understand that this Deferral Election Form shall be effective for all subsequent calendar years, until the earlier of: (i) the first day of the calendar year following the year in which I execute a Deferral Election Revocation Form; or (ii) the date any subsequently executed Deferral Election Form becomes effective.

The Profit Shares, as made eligible for deferral under the terms of the Gain Deferral Plan, and effectively deferred under this Deferral Election Form, shall be the number of shares equal in value to the excess of (1) the Fair Market Value of the shares of Stock purchased on Option exercise, over (2) the exercise price of the shares of Stock purchased, divided by the Fair Market Value of one share of Stock. For the purposes of this election, Fair Market Value shall be determined as the average of the high and low market prices of First Midwest Bancorp, Inc. common stock as quoted on the NASDAQ National Market System on the date of Option exercise or on the following date, if no shares are traded on the exercise date.

Therefore, based on the foregoing, I elect to defer, for all Options exercised consistent with the timing rules and Option price tender methods described above, the Profit Shares.


     __________________________________
          Participant's Name (Print)


     __________________________________      __________________________
          Participant's Signature                      Date

                                   EXHIBIT B

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

                       DEFERRAL ELECTION REVOCATION FORM
                       ---------------------------------


To:  Office of the Corporate Controller of First Midwest Bancorp, Inc:


This Deferral Election Revocation Form sets forth my revocation to defer, as specified in my previously executed Deferral Election Form, the Profit Shares receivable upon stock Option exercises under the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"), subject to the terms, definitions of terms, and conditions of the Gain Deferral Plan which are incorporated herein by reference.

I understand that this Deferral Election Revocation Form shall be effective for all subsequent calendar years, until the calendar year following the year in which I execute a subsequent Deferral Election Form.

Furthermore, I understand that in order to be effective with respect to the exercise of any Option, this Deferral Election Revocation Form must be executed in a calendar year preceding the exercise of any such Options.

Therefore, based on the foregoing, I elect to revoke my prior election to defer the profit Shares applicable to Options exercised pursuant to the Gain Deferral Plan.



     __________________________________
          Participant's Name (Print)



     __________________________________      ___________________________
          Participant's Signature                      Date

                           EXHIBIT C  (Page 1 of 3)

                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED
                        NOTICE OF INTENTION TO EXERCISE
                          NONQUALIFIED STOCK OPTIONS
                              WITH GAIN DEFERRAL

(Important Note: If exercising nonqualified stock options granted under different grant dates with different grant prices, please use a separate Notice of Intention to Exercise Form for each such grant.)

PART ONE
--------

To:  Office of the Corporate Controller of First Midwest Bancorp, Inc:

In accordance with the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan, as Amended (the "1989 Plan"), the Non-Employee Directors' 1997 Stock Option Plan (the "Directors' Plan"), and the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"), subject to the terms, definition of terms, and conditions of the 1989 Plan, the Directors' Plan and the Gain Deferral Plan which are incorporated herein by reference, I elect to exercise my nonqualified stock options granted on the _____ day of ______________, _______, and to purchase ______________ shares of
First Midwest Bancorp, Inc. $.01 par value common stock ("Stock") at the exercise price of $________ per share.

In satisfaction of the option price (check one of the two following lines):

                             _______ enclosed are

                             _______  I hereby affirm ownership of

______ shares of previously acquired Stock. I hereby attest that the shares of stock hereby tendered (or tendered through my affirmation of ownership) in satisfaction of the Option price have been owned by me for a period of at least six months prior to the date on which I executed this Notice. Furthermore, I will provide evidence of such ownership as may be requested.

Additionally, I understand that, for 1989 Plan stock option exercises, the excess of the fair market value of the shares acquired in this exercise, over the exercise price of the shares of Stock purchased, is subject to current Social Security taxation for this tax year. I further understand that once the Fair Market Value of the shares acquired is established, I will be required to remit this taxable amount to First Midwest Bancorp, Inc. prior to the shares being issued. To satisfy such withholding, the taxes will be paid in accordance with Part Three of this Form.

The specific amount conforming to the exercise election above is detailed on Part Two of this Form, attached hereto and incorporated by reference.
--------

The computation of tax withholding for 1989 Plan stock option exercises is detailed on Part Three of this Form, attached hereto and incorporated by
            ----------
reference.


     __________________________________
          Participant's Signature


     __________________________________      ____________________________
          Participant's Signature                      Date

                           EXHIBIT C  (Page 2 of 3)

                                   PART TWO
                                   --------

                          FIRST MIDWEST BANCORP, INC.

               AGGREGATE EXERCISE PRICE COMPUTATIONAL WORKSHEET
                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED

1.   Participant's Name: _____________________________

2.   Date of Grant: __________________________________

3.   Exercise Price Per Share:                              $__________

4.   Effective Date of Notice to Exercise:____________

5.   Expiration Date of Option: ______________________

6.   Number of Shares Acquired in this Exercise:            ___________

7.   Aggregate Exercise Price (#3 multiplied by #5)         $__________

8.   Satisfaction of Aggregate Exercise Price:
     Surrender (or affirmation of ownership) of _____
     previously acquired shares that have been held
     by me for at least 6 months prior to the date
     of this Form with a Fair Market
     Value of $_____ per share:                             $__________

                                                     TOTAL  $__________

                            Exhibit C (Page 3 of 3)

                        COMPUTATION OF TAX WITHHOLDING
                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED
                                  PART THREE

Upon receipt of the Notice to Exercise, First Midwest Bancorp, Inc. will calculate the appropriate taxes and forward such calculations to the participant for payment.

1.   Participant's Name:  ____________________________

2.   Date of Grant:       ____________________________

3.   Effective Date of Notice to Exercise: _______________________

4.   Fair Market Value of First Midwest Bancorp, Inc.
     Common Stock on Effective Date of Notice to Exercise:   $__________

5.   Exercise Price Per Share:                               $__________

6.   Appreciation per Share (4 minus 5)                      $__________

7.   Shares acquired in Exercise:                            ___________

8.   Taxable appreciation (6 multiplied by 7)                $__________

9.   Social Security Withholding (OSDI)
     a.   Applicable Social Security Wage Base               $__________
     b.   Year to date salary subject to OSDI                $__________
     c.   Maximum amount of taxable appreciation subject
          to OSDI (11a. minus 11b.)                          $__________
     d.   The lessor of the maximum amount of taxable
          appreciation subject to OSDI (11c.) or the
          taxable appreciation (8)                           $__________
     e.   Social Security OSDI Tax Rate                      ___________
     f.   OSDI Tax (11d. multiplied by 11e.)                 $__________

10.       Social Security (Medicare)
     a.   Taxable appreciation (8)                           $__________
     b.   Medicare Tax Rate                                  ___________
     c.   Medicare tax (12a. multiplied by 12b.)             $__________

Total Tax Withholding (9 f plus 10 c)                        $
                                                             ===========

================================================================================
Satisfaction of Tax Withholding

     (1)  By Check or via wire transfer                      $__________


________________________________________     ______________________________
          Participant's Signature                  Date

                            EXHIBIT D (Page 1 of 2)

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

                   ELECTION OF FORM OF BENEFIT DISTRIBUTION
                   ----------------------------------------

To:  Office of the Corporate Controller of First Midwest Bancorp, Inc:

I understand that I have executed one or more Deferral Election Form(s) pursuant to the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"). Furthermore, I understand that the deferrals which accumulate as a result of execution of the Deferral Election Form(s) will be maintained in one or more accounts established for me pursuant to the Gain Deferral Plan. I further understand that the balance in my account(s) will be paid out to me in accordance with the Gain Deferral Plan.

In accordance with the Gain Deferral Plan, I hereby make the following request with regard to the form of benefit payments to which I become entitled and which will be paid pursuant to the dates, terms, and conditions as set forth in the Gain Deferral Plan:

      (Check One)

     _____________   ______ annual installments
                            (Fill in the # of whole years up to a maximum of 15)

     _____________   ______ quarterly installments
                            (Fill in the # of quarters up to a maximum of 60)

     _____________   ______ Lump sum payment

(NOTE: If no selection is made, your Account will be paid out in five annual installments).

In accordance with the Gain Deferral Plan, I hereby make the following election with regard to deferring the benefit payments to which I become entitled and which will be paid pursuant to the distribution to the benefit distribution election made above:

 .    I elect to have my Gain Deferral Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _________ years. (Fill in zero or the # of whole years up to a maximum of 5).

                                   * * * * *

I understand that I may elect to change the form of my benefit payments by executing a timely Request for Change in the Form of Benefit Distribution Form. The approval of such change in election shall be at the sole discretion of the Compensation Committee and, except in the circumstance of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six months or more after the
                                               ---
date of the change.


____________________________________
     Participant's Name (Print)


____________________________________         -------------------------
     Participant's Signature                           Date

                            EXHIBIT D (Page 2 of 2)

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

            REQUEST FOR CHANGE IN THE FORM OF BENEFIT DISTRIBUTION
            ------------------------------------------------------

To:  Office of the Corporate Controller of First Midwest Bancorp, Inc:

Pursuant to the First Midwest Bancorp, Inc. Nonqualified Stock Option Gain Deferral Plan (the "Gain Deferral Plan"), I have previously executed a valid Election of Form of Benefit Distribution form. Now, as further provided in the Gain Deferral Plan, I request that the form of benefit payments, as designated in my current Election of Form of Benefit Distribution form, be amended as indicated below:

CURRENT FORM OF BENEFIT:
       (Check One)

      _____________    ________ annual installments
                                (Fill in the # of whole years up to a
                                maximum of 15)

      _____________    ________ quarterly installments
                                (Fill in the # of quarters up to a
                                maximum of 60)

      _____________    ________ Lump sum payment

 .    I elect to have my Gain Deferral Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _________ years. (Fill in zero or the # of whole years up to a maximum of 5).

REQUESTED CHANGE IN FORM OF BENEFIT:
       (Check One)

      _____________    ________ annual installments
                                (Fill in the # of whole years up to a
                                maximum of 15)

      _____________    ________ quarterly installments
                                (Fill in the # of quarters up to a
                                maximum of 60)

      _____________    ________ Lump sum payment

 .    I elect to have my Gain Defferal Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _________ years. (Fill in zero or the # of whole years up to a maximum of 5).

                                   * * * * *

I understand that the Compensation Committee, in its sole discretion will determine whether to honor this request and, except in the circumstance of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six
                                                                    ---
months or more after the date of the change.

____________________________________
     Participant's Name (Print)


____________________________________         _______________________
     Participant's Signature                           Date

                                   Exhibit E

                          FIRST MIDWEST BANCORP, INC.
                                 NONQUALIFIED
            STOCK OPTION GAIN DEFERRAL PLAN ("GAIN DEFERRAL PLAN")


                          DESIGNATION OF BENEFICIARY
                          --------------------------


To:  Office of the Compensation Committee of the Board of Directors


The following beneficiary(ies) is (are) designated to receive the benefits under the Gain Deferral Plan which are payable upon my death. This designation supersedes any prior designations and shall remain effective until I execute a subsequent beneficiary designation, made in writing and signed by me.


Beneficiary                                  Relationship to Participant
-----------                                  ---------------------------

Primary:       _____________________    ________________________________________

Address:       _____________________    ________________________________________

Contingent:    _____________________    ________________________________________

Address:       _____________________    ________________________________________


If no beneficiary survives me, my benefits shall be paid in accordance with the terms of the above Gain Deferral Plan.


Date:_______________     Participant Signature:____________________

                         Print Participant's Name:_____________________